UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 25, 2023

HOMESTREET, INC.
(Exact name of registrant as specified in its charter)

Washington	001-35424	91-0186600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
601 Union Street, Ste. 2000, Seattle, WA 98101
(Address of principal executive offices) (Zip Code)
(206) 623-3050
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	HMST	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Act or Rule 12b-2 of the Exchange Act.

☐	Emerging growth Company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 12(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On May 25, 2023, the Board of Directors (the “Board”) of HomeStreet, Inc. (“HomeStreet” or the “Company”), upon recommendation of the Board's Nominating and Governance Committee (the "N&G Committee"), took action to expand the Board to eight directors and appointed S. Craig Tompkins to serve as a member of the Board effective immediately. Mr. Tompkins will serve as a director for a term that will expire at the 2024 annual meeting of the Company’s shareholders. Mr. Tompkins will also serve as a member of the Company’s N&G, Compensation and Enterprise Risk Management Committees. Mr. Tompkins will also serve as a director on the board of HomeStreet Bank for the same term and on the same committees as well as the Credit Committee.

Since 2017, Mr. Tompkins has been the Executive Vice President and General Counsel of Reading International and has served in a variety of officer and director capacities with Reading and its predecessors (Craig Corporation, Citadel Holding Corporation and Reading Entertainment, Inc.) since February 1993. Prior to this, Mr. Tompkins was a partner at Gibson Dunn & Crutcher from 1984 to 1993 practicing as a corporate, securities and banking lawyer. Mr. Tompkins was a principal equity holder in and, between 2007 to 2017, served as the Executive Chairperson and from 2017 to 2022 as the Chairperson of Marshall & Stevens, Incorporated, a privately held valuation and consulting firm specializing in the valuation of real estate, business enterprises and alternative energy assets. From 1993 to 2006, Mr. Tompkins served as a director and as the Chairperson of the Audit Committee of G&L Realty (an NYSE REIT specializing in medical properties), and from 1998 to 2001 as a director and member, of the Compensation Committee, and of the Special Independent Committee of Fidelity Federal Bank, FSB. Mr. Tompkins is also the Chairperson and Chief Executive Officer of Kirtland Farms, Inc. (a Tompkins family-owned agricultural operation in Southern Oregon). Mr. Tompkins holds a Bachelor of Arts from Claremont McKenna College, and a Juris Doctorate from the Harvard Law School.

The N&G Committee recommended that the Board appoint Mr. Tompkins as a director following a thorough assessment of his background and qualifications. Mr. Tompkins’ extensive experience in the areas of legal and corporate governance, financial expertise and literacy, audit, compensation and human capital management, and strategic planning were considered important by the N&G Committee in its evaluation. Mr. Tompkins was not appointed as a director pursuant to any arrangement or understanding with any person, does not have any family relationships with any of the Company’s directors or executive officers and is not a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K.

In his capacity as a non-employee director of the Company, Mr. Tompkins will receive the same compensation as the other non-employee directors of the Company in effect from time to time, and currently, as previously described in the Company’s definitive proxy statement (the “Proxy Statement”) for the Company’s 2023 Annual Meeting of Shareholders (the "2023 Annual Meeting") as filed with the Securities and Exchange Commission on April 11, 2023.

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 25, 2023, the Company held the 2023 Annual Meeting. Based on the certified voting report provided by the inspector of elections for the 2023 Annual Meeting, the Company's shareholders elected all seven director candidates nominated by the Board and approved Proposals 2 and 3, all as described in the Proxy Statement.

Proposal 1

Shareholders re-elected the following seven directors with terms ending at the 2024 Annual Meeting of Shareholders (or upon the due election and qualification of their respective successors).

Official Results

Nominee	For	Against	Abstain	Broker Non-Votes
Mark K. Mason	14,283,088	396,113	8,722	1,964,447
Scott M. Boggs	13,998,766	682,121	7,036	1,964,447
Sandra A. Cavanaugh	14,373,345	307,921	6,657	1,964,447
Jeffrey D. Green	14,297,007	299,545	91,371	1,964,447
Joanne R. Harrell	13,994,554	686,767	6,602	1,964,447
James R. Mitchell, Jr.	14,318,318	278,412	91,193	1,964,447
Nancy D. Pellegrino	14,410,701	269,909	7,313	1,964,447

Proposal 2

Company shareholders approved on an advisory (non-binding) basis, as set forth below, the compensation of the Company's named executive officers.

Official Results

	For	Against	Abstain	Broker Non-Votes
Approval on an advisory (non-binding) basis the compensation of the Company's named executive officers.	14,022,173	633,330	32,420	1,964,447

Proposal 3

Shareholders ratified on an advisory (non-binding) basis, as set forth below, the appointment of Crowe LLP as the Company's independent registered accounting firm for the fiscal year ending December 31, 2023.

Official Results

	For	Against	Abstain
Appointment of Crowe LLP	16,470,893	94,135	87,342

Item 7.01 Regulation FD Disclosure

Former Lead Independent Director, Mark Patterson declined to stand for re-election at the 2023 Annual Meeting and his term as Lead Independent Director of the Company expired on May 25, 2023. After the 2023 Annual Meeting and the reelection of the Company’s slate of directors, the Board appointed Mark K. Mason to continue his service as Chairman of the Board and Chief Executive Officer; and the Board appointed James Mitchell as Lead Independent Director.

The information provided pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing or other document filed by the Company pursuant to the Exchange Act or the Securities Act except as shall be expressly set forth by specific reference in such filing or document. The information provided pursuant to this Item 7.01 shall instead be deemed “furnished.”

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.
Exhibit 104	Cover Page Interactive Data File (embedded within with Inline XBRL)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2023

HomeStreet, Inc.

By:	/s/ Godfrey B. Evans
Godfrey B. Evans
Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary